UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 .  Results of Operations and Financial Condition.

On March 27, 2020, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") dated March 27, 2020, reporting our financial results for our year ended on December 31, 2019.

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 above is hereby incorporated by reference into this Item 7.01

Forward Looking Statements

This Press Release contains and the above referenced recorded comments will contain "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be filed shortly in a Current Report on Form 10-K by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 Annual Report"), which will be filed shortly with the SEC, SGRP's Definitive Proxy Statement and Information Statement on Schedules 14A and 14C, respectively, respecting the unilateral election of Robert G. Brown as a SGRP Director by written consents and SGRP's Special Meeting of Stockholders to held on April 23, 2020 (the "Proxy/Information Statement"), which will be filed shortly with the SEC, SGRP's Definitive Proxy Statement on Schedule 14A for the registrant's 2020 Annual Meeting of Stockholders scheduled to be held on May 13, 2020 (the "2020 Proxy Statement"), which will be filed shortly with the SEC, SGRP's Annual Report on Form 10-K/A for the year ended December 31, 2018 (the "2018 Annual Report"), which was filed by SGRP with the SEC on April 24, 2019, and SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 15, 2019 (the "2019 Proxy Statement"), which SGRP filed with the SEC on April 29, 2019, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the 2019 Annual Report, the Proxy/Information Statement, the 2020 Proxy Statement, 2018 Annual Report and the 2019 Proxy Statement, each an "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The 2019 Annual Report includes a new Risk Factor respecting the coronavirus: Any outbreaks or rapid spread of such a contagious disease, or the fear of it, could significantly disrupt the retail operations of or the global and domestic supply chains for our customers, and our work for them, and could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could materially and adversely affect retail business and demand. Any of those events may change or disrupt the needs or demands of the Company's customers and could have a material and adverse effect on the Company or its business, performance or condition. See Risk Factors in the 2019 Annual Report.

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's corporate strategic objectives (growth, customer value, employee development, greater productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company’s client base and contacts, continuing to strengthen the Company’s balance sheet, growing revenues and improving profitability through organic growth, new business developments and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors", "Legal Proceedings", and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the 2019 Annual Report and 2018 Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the 2019 Annual Report, the 2018 Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's Common Stock.

You should carefully review the risk factors described in the 2019 Annual Report and 2018 Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the 2019 Annual Report, the 2018 Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)     Exhibits:

99.1     Press Release of the Registrant dated March 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: April 2, 2020
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer